UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

ACME PACKET, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Oracle Buys
Acme Packet
Adds Session Border Control Technology to Oracle’s
Leading Communications Industry Offering to Speed the
Deployment of All-IP Networks
Commission File No. 001-33041
Deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended
Subject Company: Acme Packet, Inc.

Copyright © 2013 Acme Packet. All rights reserved.
Use of Forward Looking Statements
This document contains certain forward-looking statements about Oracle and Acme Packet, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Acme Packet, timing of the proposed merger, anticipated customer benefits and general business outlook.  When used in this Current Report, the words
“anticipates”, “can”, “will”, “look forward to”, “expected”, “intend”, and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Acme Packet, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this Current Report due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, any perceived benefits of the transaction may not be achieved after closing, the operations of Oracle, on the one hand, and Acme Packet, on the other, may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Acme Packet may be adversely affected by other economic, business, and/or competitive factors.  Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Acme Packet.
In addition, please refer to the documents that Oracle and Acme Packet, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q
and 8-K. These filings identify and address other important factors that could cause Oracle’s and Acme Packet’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this Current Report.  You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document.  Neither Oracle nor Acme Packet is under any duty to update any of the information in this document, except as required by law.
Participants in Solicitation
Oracle, Acme Packet and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Acme Packet stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Acme Packet’s participants in the solicitation, which may, in some cases, be different than those of Acme Packet’s stockholders generally, is set forth in the materials filed with the SEC, including in Acme Packet’s Definitive Proxy Statement for its 2012 Annual Meeting, and will be set forth in the proxy statement relating to the proposed merger when it becomes available.
Additional Information and Where to Find It
In connection with the Merger, Acme Packet will file a proxy statement with the SEC.  Additionally, Acme Packet and Oracle will file other relevant materials in connection with the proposed acquisition of Acme Packet by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Acme Packet, Oracle, OC Acquisition LLC, a wholly owned subsidiary of Oracle, and Andes Acquisition Corporation, a wholly owned subsidiary of OC Acquisition, LLC.  The materials to be filed by Acme Packet with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Acme Packet are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

The Announcement

Copyright © 2013 Acme Packet. All rights reserved.
Adds Session Border Control technology to Oracle’s leading Communications industry offering
Combined offering will enable service providers and enterprises to speed the migration to all-IP networks
Acme Packet enables the trusted, first-class delivery of next-generation voice, data and unified communications services and applications across IP networks for service providers and enterprises
Headquartered in Bedford, MA, the company employs 880 domain experts in IP networking
Deployed by more than 1,900 service providers and enterprises globally, including 89 of the world’s top 100 communications companies
About Acme Packet
Oracle buys Acme Packet
Together, Oracle Communications and Acme Packet expect to provide customers with purpose-built, innovative solutions to speed the deployment of all-IP networks
Service providers: uniquely differentiate and monetize next-generation services
Enterprises: benefit from more effective user engagement and improved employee productivity
Partners: expanded portfolio of solutions to accelerate the transformation to all-IP networks
Combination to enable trusted interactive communications to any device, across any network

INCREASED CONNECTIONS
Multi-Device
Phone, PC, Tablet, TV, DVR, Car, Security
Multi-Media
Voice, Video, Chat, Text, Social
• Multi-Network
3G, 4G/LTE, Broadband, WiFi
• Multi-Persona
Consumer, Employee, Parent, Caregiver
• Multi-Location
Home, School, Work, Play, Anywhere
Users Are Increasingly Connected
Any Service, Anytime, Anywhere, Any Device
INCREASED EXPECTATIONS
Seamless Service and Application Experience
Across Devices, Media, Networks
Guaranteed Quality and Reliability
Telemedicine, Surveillance, Emergency Services
Secure and Regulatory Compliant
Financial Services, Public Sector, Healthcare
Personalized
Parental Controls, My Enterprise Dashboard
Contextual
Right Information, Right Device, Right Now

Copyright © 2013 Acme Packet. All rights reserved.

Traditional Circuit Switched
All-IP Networks Critical to Meeting User Expectations
Delivers the Best of the Traditional Telephone and the Internet
Internet
All-IP Network
• Voice oriented
• Trusted
• High quality
• Compromises: Costly to maintain,
dedicated circuits and slow delivery
of new services
• Data oriented
• Low cost packet routing
• Rapid application innovation
• Compromises: Delivers best-effort
consistency and inconsistent quality
• Voice, video, and data oriented
• Supports fixed and mobile
convergence
• Rapid application innovation
• Tiered transport services
• Guaranteed quality and secure
• Lower Cost

Copyright © 2013 Acme Packet. All rights reserved.

Deploying All-IP Networks is Challenging
Requires a Purpose-Built, End-to-End Portfolio of Technologies
Service Providers
•
•
•
Enterprises
•
•
•

Copyright © 2013 Acme Packet. All rights reserved.
Delivering scalable, next generation IP services presents security, reliability, service quality, and interoperability challenges
Difficult to monetize and/or provide differentiated alternatives to “over-the-top”
(OTT) services
Traditional approaches have proven to be expensive, complex, and time-consuming
Real-time communications over IP present unique security, interoperability, and reliability challenges
Many mission-critical applications require solutions that provide complete security, absolute reliability, high service quality, or record-ability
Customers and employees demand engagement through the channel, application, and device of their choice

ORACLE
ORACLE
ORACLE
acme packet
ORACLE
ORACLE
Access Networks

Oracle Communications Portfolio
Comprehensive Solution to Deploy, Innovate, and Monetize All-IP Networks
CRM CRM
Point of Sale Point of Sale
Order Order
Management Management
Billing Billing
Supply Chain Supply Chain
Analytics Analytics
ERP ERP
HCM HCM
Systems Systems
Charging Charging
Activation Activation
Inventory Inventory
Service Service
Delivery Delivery
Network Network
Intelligence Intelligence
Network App Network App
Platform Platform
Systems Systems
Email Email
Instant Instant
Messenger Messenger
Calendar Calendar
Presence Presence
JAVA JAVA
SunRay SunRay
Service Service
Availability Availability
Network App Network App
Platform Platform
Systems Systems

Copyright © 2013 Acme Packet. All rights reserved.
Core  Network
User
Applications
End User
Devices
Services
Operations
Business
Operations
Session Session
Border Control Border Control

Acme Packet Provides Critical Piece to Oracle’s Solution
Delivers Consistent Experience Across All Services, Devices and Networks
Mobile Business Residential Mobile Business Residential
Voice  Voice  Video Video Chat Chat Presence Presence Unified Communications Unified Communications
Security  Security  Reliability Reliability Management Management Interoperability Interoperability
End Users End Users

Copyright © 2013 Acme Packet. All rights reserved.
Acme Packet’s Session Border Control solutions enable the session delivery layer:
• Provides communications-specific intelligence and control over IP transport networks
• Ensures that real-time communications (or “sessions”) are secure and reliable
Landline
CSPs
Enterprise
IP PBX
Over-the-Top
Services
Wireless
CSPs
Session Delivery Layer
IP Transport Network

Acme Packet Powers Innovation for Service Providers
SERVICE PROVIDER BENEFITS:
Deploy a layer of intelligence and control across
IP communications networks
Deliver interactive communication services with
security, reliability, and compliance
Enable deployment of new services faster, with
less complexity, and at lower cost
Ensure network interoperability to meet
availability and quality of service demands
Transport
Networks
Access Networks
Enterprise
WiFi &
Small Cell
Fixed
Line
3G LTE
Internet
IP Exchange
Mobile
Network
Operator
Over-the-top
(OTT)
Subscriber Management Applications
Access/Border Control
Session Management
Next Generation
Signaling Core
Application Integration

Copyright © 2013 Acme Packet. All rights reserved.

Acme Packet Powers Unified Communications for Enterprises
Enterprise Cloud
Remote Site
Contact Center
Mobile User
Unified
Communications
Legacy IP
PBX
Session Recording
Business
Applications
Access
Networks
Cloud
PSTN
VoLTE
ENTERPRISE BENEFITS:
Move to all-IP infrastructure with SIP trunking
and session border controllers
Integrate with legacy unified communications
applications using session management
Deploy platform for communications-rich
applications
Optimize communications networks

Copyright © 2013 Acme Packet. All rights reserved.
Application Integration
Session Border Control
Session Management

at&t
BT
Telefónica
SingTel
verizonwireless
中国电信
CHINA TELECOM
skype

etisalat
Vonage
sounds good
TELECOM
ITALIA
BrasilTelecom
Bell
MTN
Charter
Digital TV • Internet • Telephone

ADP
ICBC
SIEMENS
SAMSUNG
Medtronic
HANJIN
ORACLE
TRUGREEN

Acme Packet Is Used by Leading Service Providers and
Enterprises In More than 100 Countries
* Customer Information and Logos Provided by Acme Packet

Copyright © 2013 Acme Packet. All rights reserved.
Service Providers
Enterprises

COMPANY OVERVIEW:
China Telecom is one of the world’s largest
communications service providers and
serves 163M fixed line, 160M mobile, and
90M broadband customers
* Customer Information and Logos Provided by Acme Packet
China Telecom Success Story
Enable Transformation from Legacy to All-IP Networks
China Telecom needed to transform its legacy circuit
switched network infrastructure into a next-generation
multiservice network
Accelerated delivery of consumer VoIP and hosted
enterprise unified communications services
Achieved carrier-class reliability for new IP-based
services
Laid flexible, extensible network foundation to support
next generation voice, video, and data services

Copyright © 2013 Acme Packet. All rights reserved.
•
•
•
•
CHALLENGE:
RESULTS:

COMPANY OVERVIEW:
Telefonica Digital is a global business
division of Telefonica, one of the world’s
largest communications companies. Its
mission is to seize the opportunities within
the digital world and deliver new growth for
Telefonica
* Customer Information and Logos Provided by Acme Packet
Telefonica Success Story
Support Rapid Launch of Innovative Messaging Service

Copyright © 2013 Acme Packet. All rights reserved.
CHALLENGE:
• Telefonica Digital needed to accelerate the launch of its
Tu Me mobile application and OTT communications
services
RESULTS:
• TU Me service launched in only six months
• Users can exchange text messages, make calls, leave
voice messages, share photos and location information
from a single mobile application
• Service provides consistent experience whether user is
on Telefonica network, Wi-Fi or roaming on other
networks
• Telefonica Digital now has highly scalable architecture to support rapid subscriber growth and new service
launches

COMPANY OVERVIEW:
ADP Dealer Services is a subsidiary of
Automatic Data Processing, a global
provider of business outsourcing solutions.
ADP Dealer Services provides technology
services to 25,000 automotive dealers in
100 countries
ADP Dealer Services Success Story
Ensure Reliable, Secure and Scalable VoIP Communications Service
* Customer Information and Logos Provided by Acme Packet
CHALLENGE:
• Accelerate the launch of Network Phone ASP, a
RESULTS:
• Rapid time-to-market
• Carrier-grade service availability and quality
• Highly-scalable, secure and extensible solution
• Complies with U.S. lawful intercept regulations

Copyright © 2013 Acme Packet. All rights reserved.
hosted telephony service, and ensure reliable and
secure communications between dealers and their
customers

Oracle and Acme Packet
A Compelling Combination
Most comprehensive, best-in-class communications portfolio to accelerate the migration to all-IP network
Enables service providers to differentiate and monetize service offerings through secure and reliable IP-based communications from any device, across any network
Uniquely positions service providers to develop and monetize their own
OTT-like services by offering differentiated levels of security, reliability and quality
Enables enterprises to more effectively engage customers and improve employee productivity, and deliver innovative applications
Expanded portfolio of solutions for partners to accelerate the transformation to all-IP networks
For more information please visit www.acmepacket.com/oracle

Copyright © 2013 Acme Packet. All rights reserved.